Exhibit 32.1

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL AND

ACCOUNTING OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Guardion Health Sciences, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2022 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, each of Bret Scholtes, Chief Executive Officer of the Company, and Jeffrey Benjamin, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2022	/s/ Bret Scholtes
Bret Scholtes
Chief Executive Officer (Principal Executive Officer)

August 11, 2022	/s/ Jeffrey Benjamin
Jeffrey Benjamin
Chief Accounting Officer
(Principal Financial and Accounting Officer)